SUPPLEMENT DATED SEPTEMBER 17, 2026 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES FOR:
Invesco V.I. American Value Fund
(the “Fund")
This supplement amends the Summary and Statutory Prospectuses of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement carefully in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
Effective November 1, 2026:
The following footnote 1 is added to the fee table under the heading “Fees and Expenses of the Fund - Annual Fund Operating Expenses” in the Summary Prospectus and under the heading “Fund Summary - Fees and Expenses of the Fund - Annual Fund Operating Expenses” in the Statutory Prospectus:
(1) Invesco Advisers, Inc. (Invesco or the Adviser) has agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (including prior fiscal year end Acquired Fund Fees and Expenses of 0.01% and excluding certain items discussed below) of Series I and Series II shares to 0.76% and 1.01%, respectively, of the Fund's average daily net assets (the "expense limits"). When waiving advisory fees and/or reimbursing expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.
VK-VIAMVA-SUMSTAT-SUP 091726

SUPPLEMENT DATED SEPTEMBER 17, 2026 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco V.I. Growth and Income Fund
(the “Fund”)
Important Notice Regarding Change in Fund Name and Investment Policy
The purpose of this supplement is to provide you with notice of changes to the current Summary and Statutory Prospectuses and Statement of Additional Information ("SAI") of the above referenced Fund. This supplement amends the Summary and Statutory Prospectuses and SAI of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
At a meeting held on September 14-16, 2026, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) approved changes to the name and principal investment strategies of the Fund.
Effective on or about April 30, 2027:
1. The name of the Fund and all references thereto in the Summary and Statutory Prospectuses and SAI are changing as indicated below:
The Fund will be renamed “Invesco V.I. Value Income Fund.”
2. The following information is added under the heading “Fund Summary - Principal Investment Strategies of the Fund” in the Summary Prospectus and under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies” in the Statutory Prospectus:
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of value companies, and in derivatives and other instruments that have economic characteristics similar to such securities. Value companies are those that Invesco believes are undervalued. For purposes of the Fund’s 80% investment policy, the Fund considers a value company to be one that is included in at least one of the Russell 3000® Value Index, S&P 1500® Value Index, or Bloomberg 3000® Value Index; or is classified as “value” by a third party financial data provider; or has a 1-year price-to-book (P/B) ratio or 1-year price-to-sales (P/S) ratio that is below the equity market median, as represented by the MSCI World Index.
3. The following information is added under the “Description of the Funds and Their Investments and Risks — Fund Policies— Non-Fundamental Restrictions” section of the SAI:
Invesco V.I. Value Income Fund invests, under normal circumstances, at least 80% of its assets in securities of value companies.
VK-VIGRI-SUMSTATSAI-SUP 091726